                         Investment Banking Presentation


                                       to


                            The Board of Directors of
                     Wandel & Goltermann Technologies, Inc.



                                 March 28, 1998



                          The Robinson-Humphrey Company
                          Investment Bankers Since 1894

--------------------------------------------------------------------------------
Table of Contents
================================================================================


      I.  Transaction Overview

     II.  Historical Financial Review

    III.  Historical Stock Price Performance and Trading Range

     IV.  Ownership Analysis

      V.  Projected Financial Review

     VI. Market Comparison of Selected Public Companies and Implied Valuation Analysis

    VII.  Discounted Cash Flow Analysis

   VIII. Analysis of Selected Merger and Acquisition Transactions and Implied Valuation Analysis

     IX. Analysis of Premiums for Minority Interest Acquisitions in Going Private Transactions and Implied Valuation Analysis

The Robinson-Humphrey Company, LLC
                                                                          Page 1
                                     Wandel & Goltermann Technologies, Inc.
                                        Analysis of Proposed Transaction


-------------------------------------------------------------------------------------
  Purchase            Fully-Diluted       Transaction     Pro Forma         Total
  Price Per              Shares             Equity           Net         Transaction
    Share            Outstanding (1)         Value         Debt (2)         Value
-------------        ---------------      -----------     ---------      -----------
   $15.90       x         5,437      =      $86,455    +   ($7,395)   =    $79,060
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
        Transaction Equity Value as a Multiple of:                     Total Transaction Value as a Multiple of:
-------------------------------------------------------------------------------------------------------------------------
                      Fiscal          Fiscal         Fiscal                     Fiscal          Fiscal        Fiscal
                       1997          1998 (3)         1999                       1997          1998 (3)        1999

Net Income             NM x           68.9 x         21.9 x       Revenues       1.45 x           1.19 x        0.92 x

                                                                  EBITDA        44.7             24.0          10.8
Pro Forma
Book Value (4)        3.6 x                                       EBIT            NM             54.4          16.4
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
        Transaction Equity Value as a Multiple of:                     Total Transaction Value as a Multiple of:
-------------------------------------------------------------------------------------------------------------------------
                      Calendar       Calendar       Calendar                   Calendar        Calendar      Calendar
                        1997         1998 (3)         1999                       1997          1998 (3)        1999

Net Income             NM x           44.8 x         18.3 x       Revenues       1.48 x           1.31 x        0.86 x

                                                                  EBITDA          NM             18.4           9.1

                                                                  EBIT            NM             34.4          13.5
-------------------------------------------------------------------------------------------------------------------------

                                                             Stock Price Prior To 11/19/97
                                                ---------------------------------------------------------
                                                   1 Day                 1 Week              4 Weeks

Actual Value                                       $10.00                 $9.50               $10.50

Premium at $15.90 per Share                        59.0%                  67.4%               51.4%


Footnotes:

(1) Includes 5,287,778 shares outstanding plus common stock equivalents resulting from 799,025 options at a weighted average exercise price of $12.922 calculated using the treasury stock method. The options used in the calculation are the total amount of options whose exercise price was below the $15.90 offer.

(2) Net debt equals debt plus preferred stock less cash and marketable securities. Assumes cash outlay of $6.0 million for acquisitions to be completed in the quarter ended March 31, 1998.

(3)  Excludes $6.3 million in purchased technology write-downs.

(4) Adjusted by $6.3 million for contemplated write-downs of purchased technology in the first quarter of calendar 1998.

(5)  Assumes announcement date on November 19, 1997.

The Robinson-Humphrey Company, LLC


                     Wandel & Goltermann Technologies, Inc.               Page 1
                     Historical Income Statement Information
                  (In Thousands, Except for Per Share Amounts)

                                                              Fiscal Year Ended September 30,
                                                ------------------------------------------------------------
                                                  1989         1990         1991         1992         1993
                                                --------     --------     --------     --------     --------
Revenues:
    Nonaffiliates                               $  7,485     $ 10,421     $ 11,387     $ 14,438     $ 18,005
    Affiliates                                     6,881        6,659        9,211       12,768       15,080
                                                --------     --------     --------     --------     --------
       Total Revenues                             14,366       17,080       20,598       27,206       33,085
        % Revenue Growth                              --         18.9%        20.6%        32.1%        21.6%

Cost of Revenues                                  10,300        9,977       10,440       10,569       12,176
                                                --------     --------     --------     --------     --------

Gross Profit                                       4,066        7,103       10,158       16,637       20,909
    Gross Profit Margin %                           28.3%        41.6%        49.3%        61.2%        63.2%

Selling, General, and Administrative Expenses      4,216        5,166        5,633        8,506       10,603
Product Development Expenses                       2,963        3,414        3,504        5,033        6,545
Restructuring Charge                                   0            0            0            0            0
                                                --------     --------     --------     --------     --------

    Operating Income (Loss)                       (3,113)      (1,477)       1,021        3,098        3,761
        Operating Income Margin %                  (21.7%)       (8.6%)        5.0%        11.4%        11.4%

Interest Expense                                    (626)        (834)      (1,032)        (688)        (779)
Interest Income                                        0           63           16            0          274
Foreign Currency Gains (Losses)                      (74)        (614)         491           34          498
                                                --------     --------     --------     --------     --------

    Income from Continuing Operations
       Before Income Taxes                        (3,813)      (2,862)         496        2,444        3,754

Benefit from (Provision for) Income Taxes             89          188            0        1,103          867
                                                --------     --------     --------     --------     --------

    Income (Loss) from Continuing Operations      (3,724)      (2,674)         496        3,547        4,621

Income (Loss) from Discontinued Operations           856          314       (3,885)      (1,795)         135
                                                --------     --------     --------     --------     --------

Net Income                                      ($ 2,868)    ($ 2,360)    ($ 3,389)    $  1,752     $  4,756
                                                ========     ========     ========     ========     ========

    Net Income Margin %                            (20.0%)      (13.8%)      (16.5%)        6.4%        14.4%

Per Share Data:

    Income (Loss) from Continuing Operations    ($  1.47)    ($  0.82)    $   0.15     $   0.95     $   1.23
                                                ========     ========     ========     ========     ========

    Net Income                                  ($  1.13)    ($  0.72)    ($  1.04)    $   0.47     $   1.27
                                                ========     ========     ========     ========     ========

Weighted Average Number of Common Shares
    Outstanding                                    2,537        3,264        3,265        3,750        3,750
                                                ========     ========     ========     ========     ========

                                                        Fiscal Year Ended September 30,
                                                -----------------------------------------------
                                                  1994         1995         1996         1997
                                                --------     --------     --------     --------
Revenues:
    Nonaffiliates                               $ 21,785     $ 23,658     $ 33,186     $ 29,001
    Affiliates                                    18,387       21,604       25,900       25,454
                                                --------     --------     --------     --------
       Total Revenues                             40,172       45,262       59,086       54,455
        % Revenue Growth                            21.4%        12.7%        30.5%        (7.8%)

Cost of Revenues                                  12,731       16,576       23,234       24,381
                                                --------     --------     --------     --------

Gross Profit                                      27,441       28,686       35,852       30,074
    Gross Profit Margin %                           68.3%        63.4%        60.7%        55.2%

Selling, General, and Administrative Expenses     12,984       15,872       18,934       19,360
Product Development Expenses                       9,059       10,469        9,804       10,712
Restructuring Charge                                   0        1,279            0            0
                                                --------     --------     --------     --------

    Operating Income (Loss)                        5,398        1,066        7,114            2
        Operating Income Margin %                   13.4%         2.4%        12.0%         0.0%

Interest Expense                                    (460)           0            0            0
Interest Income                                      295          313          350          639
Foreign Currency Gains (Losses)                      213         (245)        (104)        (217)
                                                --------     --------     --------     --------

    Income from Continuing Operations
       Before Income Taxes                         5,446        1,134        7,360          424

Benefit from (Provision for) Income Taxes         (2,124)         (98)      (2,208)           0
                                                --------     --------     --------     --------

    Income (Loss) from Continuing Operations       3,322        1,036        5,152          424

Income (Loss) from Discontinued Operations           204            0            0            0
                                                --------     --------     --------     --------

Net Income                                      $  3,526     $  1,036     $  5,152     $    424
                                                ========     ========     ========     ========

    Net Income Margin %                              8.8%         2.3%         8.7%         0.8%

Per Share Data:

    Income (Loss) from Continuing Operations    $   0.76     $   0.20     $   0.98     $   0.08
                                                ========     ========     ========     ========

    Net Income                                  $   0.80     $   0.20     $   0.98     $   0.08
                                                ========     ========     ========     ========

Weighted Average Number of Common Shares
    Outstanding                                    4,398        5,245        5,231        5,359
                                                ========     ========     ========     ========

The Robinson-Humphrey Company, LLC


                     Wandel & Goltermann Technologies, Inc.              Page 2
                Historical Quarterly Income Statement Information
                  (In Thousands, Except for Per Share Amounts)


                                                                  Fiscal 1995
                                                -----------------------------------------------
                                                  First       Second        Third       Fourth
                                                --------     --------     --------     --------
Revenues:
    Nonaffiliates                               $  6,420     $  5,735     $  5,278     $  6,225
    Affiliates                                     5,396        5,881        5,106        5,221
                                                --------     --------     --------     --------
       Total Revenues                             11,816       11,616       10,384       11,446

Cost of Revenues                                   3,683        3,451        3,995        5,447
                                                --------     --------     --------     --------

Gross Profit                                       8,133        8,165        6,389        5,999
    Gross Profit Margin %                           68.8%        70.3%        61.5%        52.4%

Selling, General, and Administrative Expenses      3,660        3,941        3,717        4,554
Product Development Expenses                       2,379        2,519        2,642        2,929
Restructuring Charge                                   0            0            0        1,279
                                                --------     --------     --------     --------

    Operating Income (Loss)                        2,094        1,705           30       (2,763)
        Operating Income Margin %                   17.7%        14.7%         0.3%       (24.1%)

Interest Income                                       93           80           68           72
Foreign Currency Gains (Losses)                       83         (338)         (24)          34
                                                --------     --------     --------     --------

    Income Before Income Taxes                     2,270        1,447           74       (2,657)

Benefit from (Provision for) Income Taxes           (726)        (463)         (23)       1,114
                                                --------     --------     --------     --------

Net Income                                      $  1,544     $    984     $     51     ($ 1,543)
                                                ========     ========     ========     ========

    Net Income Margin %                             13.1%         8.5%         0.5%       (13.5%)

Earnings Per Share                              $   0.30     $   0.19     $   0.01     ($  0.29)
                                                ========     ========     ========     ========

Weighted Average Number of Common Shares
    Outstanding                                    5,226        5,243        5,260        5,237
                                                ========     ========     ========     ========

                                                                  Fiscal 1996
                                                -----------------------------------------------
                                                  First       Second        Third       Fourth
                                                --------     --------     --------     --------
Revenues:
    Nonaffiliates                               $  7,172     $  8,154     $  8,895     $  8,965
    Affiliates                                     6,291        6,342        6,528        6,739
                                                --------     --------     --------     --------
       Total Revenues                             13,463       14,496       15,423       15,704

Cost of Revenues                                   5,412        5,649        6,243        5,930
                                                --------     --------     --------     --------

Gross Profit                                       8,051        8,847        9,180        9,774
    Gross Profit Margin %                           59.8%        61.0%        59.5%        62.2%

Selling, General, and Administrative Expenses      4,631        4,667        4,528        5,108
Product Development Expenses                       2,621        2,413        2,445        2,325
Restructuring Charge                                   0            0            0            0
                                                --------     --------     --------     --------

    Operating Income (Loss)                          799        1,767        2,207        2,341
        Operating Income Margin %                    5.9%        12.2%        14.3%        14.9%

Interest Income                                       53           60           79          158
Foreign Currency Gains (Losses)                      (21)         (93)         (46)          56
                                                --------     --------     --------     --------

    Income Before Income Taxes                       831        1,734        2,240        2,555

Benefit from (Provision for) Income Taxes           (266)        (553)        (719)        (670)
                                                --------     --------     --------     --------

Net Income                                      $    565     $  1,181     $  1,521     $  1,885
                                                ========     ========     ========     ========

    Net Income Margin %                              4.2%         8.1%         9.9%        12.0%

Earnings Per Share                              $   0.11     $   0.23     $   0.29     $   0.36
                                                ========     ========     ========     ========

Weighted Average Number of Common Shares
    Outstanding                                    5,218        5,155        5,275        5,273
                                                ========     ========     ========     ========

                                                                                                     Fiscal
                                                                  Fiscal 1997                         1998
                                                  First       Second        Third       Fourth        First
                                                --------     --------     --------     --------     --------
Revenues:
    Nonaffiliates                               $  6,482     $  7,247     $  8,581     $  6,691     $  7,809
    Affiliates                                     8,973        7,095        4,639        4,747        6,542
                                                --------     --------     --------     --------     --------
       Total Revenues                             15,455       14,342       13,220       11,438       14,351

Cost of Revenues                                   6,112        6,260        5,587        6,422        7,477
                                                --------     --------     --------     --------     --------

Gross Profit                                       9,343        8,082        7,633        5,016        6,874
    Gross Profit Margin %                           60.5%        56.4%        57.7%        43.9%        47.9%

Selling, General, and Administrative Expenses      5,134        4,673        4,937        4,616        4,997
Product Development Expenses                       2,450        2,482        2,686        3,094        2,604
Restructuring Charge                                   0            0            0            0            0
                                                --------     --------     --------     --------     --------

    Operating Income (Loss)                        1,759          927           10       (2,694)        (728)
        Operating Income Margin %                   11.4%         6.5%         0.1%       (23.6%)       (5.1%)

Interest Income                                      148          172          155          164          188
Foreign Currency Gains (Losses)                       (7)        (263)         (19)          72           26
                                                --------     --------     --------     --------     --------

    Income Before Income Taxes                     1,900          836          146       (2,458)        (513)

Benefit from (Provision for) Income Taxes           (570)        (251)         (44)         865          103
                                                --------     --------     --------     --------     --------

Net Income                                      $  1,330     $    585     $    102     ($ 1,593)    ($   411)
                                                ========     ========     ========     ========     ========

    Net Income Margin %                              8.6%         4.1%         0.8%       (13.9%)       (2.9%)

Earnings Per Share                              $   0.25     $   0.11     $   0.02     ($  0.30)    ($  0.08)
                                                ========     ========     ========     ========     ========

Weighted Average Number of Common Shares
    Outstanding                                    5,361        5,427        5,285        5,274        5,277
                                                ========     ========     ========     ========     ========

The Robinson-Humphrey Company, LLC


                     Wandel & Goltermann Technologies, Inc.              Page 3
                      Historical Balance Sheet Information
                  (In Thousands, Except for Per Share Amounts)

                                                                       As of September 30,                 December 31, 1997
                                                               ------------------------------------      ----------------------
                                                                 1995          1996          1997         Actual       Pro Forma
                                                               --------      --------      --------      --------      ---------
ASSETS

      Current Assets:

      Cash and Cash Equivalents                                $  5,374      $ 10,286      $ 13,329      $ 13,395         $7,395 [1]
      Accounts Receivable:
           Nonaffiliates                                          5,378         8,148         7,038         5,870         5,870
           Affiliates                                             3,934         5,068         3,964         6,226         6,226
      Income Tax Receivable                                       1,464           720         1,367           363           363
      Inventories                                                 6,616         4,695         5,596         5,630         5,630
      Deferred Tax Assets                                         1,946         1,079         1,448         1,585         1,585
      Other Current Assets                                          395           349           927           849           849
                                                               --------      --------      --------      --------      --------

           Total Current Assets                                $ 25,107      $ 30,345      $ 33,669      $ 33,918      $ 27,918

      Property and Equipment
           Machinery and Equipment                                4,189         4,401         4,614         4,667         4,667
           Furniture and Fixtures                                 5,764         5,186         5,993         6,151         6,151
                                                               --------      --------      --------      --------      --------
                                                                  9,953         9,587        10,607        10,818        10,818
           Accumulated Depreciation                              (6,213)       (6,323)       (7,721)       (8,008)       (8,008)
                                                               --------      --------      --------      --------      --------
                                                                  3,740         3,264         2,886         2,810         2,810
      Other Assets                                                  497           689           737           718         1,018 [1]
                                                               --------      --------      --------      --------      --------

      Total Assets                                             $ 29,344      $ 34,298      $ 37,292      $ 37,446      $ 31,746
                                                               ========      ========      ========      ========      ========

LIABILITIES AND SHAREHOLDERS' EQUITY

      Current Liabilities:

      Accounts Payable:
           Nonaffiliates                                       $  1,579      $  1,327      $  1,530      $  1,085      $  1,085
           Affiliates                                               258           950         1,789         2,856         2,856
      Accrued Compensation                                        1,683         1,855         1,467         1,412         1,412
      Other Accrued Liabilities                                   1,470         1,344         1,847         1,843         1,843
                                                               --------      --------      --------      --------      --------

           Total Current Liabilities                           $  4,990      $  5,476      $  6,633      $  7,196      $  7,196

      Shareholders' Equity:
           Common Stock                                              52            52            53            53            53
           Additional Paid-in Capital                            25,740        25,056        26,468        26,470        26,470
           Retained Earnings (Accumulated Deficit)               (1,438)        3,714         4,138         3,727        (2,573)[1]
                                                               --------      --------      --------      --------      --------
                                                                 24,354        28,822        30,659        30,250        23,950
                                                               --------      --------      --------      --------      --------

      Total Liabilities and Shareholders' Equity               $ 29,344      $ 34,298      $ 37,292      $ 37,446      $ 31,146
                                                               ========      ========      ========      ========      ========

[1] Assumes $6.0 million paid in cash for technology acquisitions with a purchased technology write-off of $6.3 million with the difference going into goodwill under other assets.

                                                                          Page 1
                            Wandel & Goltermann Techs
                              High-Low-Close Volume
                           Weekly: 4/8/94 to 03/24/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                                     (in Millions)

 4/8/94                                11.5            10.25            10.875
 5/13/94                               11.25           10.75            10.75
 6/24/94                               10.75           10               10.375
 7/22/94                                9.875           9.625            9.625
 8/26/94                               10.5             9                9.875
 9/30/94                               12.125          11.75            12
11/4/94                                13.875          13.125           13.375
12/9/94                                14.25           13.5             13.5
 1/13/95                               13.25           12.625           12.75
 2/17/95                               14.375          12.75            14.375
 3/24/95                               16.875          16.375           16.5
 4/28/95                               14.625          14.25            14.25
 6/2/95                                18.75           17.5             17.5
 7/7/95                                11              10.5             10.625
 8/11/95                               13.5            12.25            12.25
 9/15/95                               12.875          11.5             12.125
10/20/95                               10.5             9.75            10
11/24/95                               10               9.5              9.5
12/29/95                               11.5            10.5             10.625
 2/2/96                                12.75            9                9.625
 3/8/96                                13.125          11.75            12.75
 4/12/96                               16.25           14.875           15.25
 5/17/96                               18.25           16.875           18
 6/21/96                               16.25           15               15.75
 7/26/96                               15.25           13.75            14.125
 8/30/96                               15.75           14.25            15.625
10/4/96                                22              18.5             21.75
11/8/96                                21              17.25            20.25
12/13/96                               29.75           23               29.75
 1/17/97                               30.25           27.25            28.5
 2/21/97                               24.75           23.5             23.5
 3/28/97                               22.5            18.75            21.375
 5/2/97                                13.25           10.75            13.25
 6/6/97                                12.75           12               12.375
 7/11/97                                9.875           9.0625           9.75
 8/15/97                               11.875          10.75            11.375
 9/19/97                               12.375          11               11.75
10/24/97                               10.625          10               10.3125
11/28/97                               12.75           11.875           12.25
 1/2/98                                13.375          13.125           13.125
 2/6/98                                12.875          12.6875          12.8125
 3/13/98                               13.125          12.875           12.875

                                                                          Page 2
                            Wandel & Goltermann Techs
                              High-Low-Close Volume
                            Daily: 1/1/97 to 03/24/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                                   (in Millions)

1/1/97                                30               29.25            29.25
1/13/97                               29               27.25            29
1/23/97                               28.25            26.25            27.5
2/4/97                                27               26               27
2/17/97                               24.75            24               24.75
2/26/97                               24               22.75            23.5
3/10/97                               23.5             22.75            22.875
3/20/97                               22.5             21.25            22
4/1/97                                22.5             21.375           21.375
4/11/97                               11.25            10.75            11
4/23/97                               11.5             10.75            11.5
5/5/97                                13.75            13.375           13.75
5/15/97                               12.875           12.25            12.5
5/27/97                               12.5             11.5             12.0625
6/6/97                                12.375           12               12.375
6/18/97                               11.875           11.375           11.375
6/30/97                                9.375            8.875            9.125
7/10/97                                9.75             9.375            9.625
7/22/97                                9.75             9.375            9.375
8/1/97                                10                9.875           10
8/13/97                               11.875           10.875           11.5
8/25/97                               12.25            11.625           12
9/4/97                                11.75            11.625           11.625
9/16/97                               12.375           11.75            11.75
9/26/97                               10.375           10.0625          10.0625
10/8/97                               10.375            9.875           10.375
10/20/97                              10.5             10.25            10.25
10/30/97                              10.125            9.875            9.875
11/11/97                              10.375            9.75             9.9375
11/21/97                              13.25            12.375           12.75
12/3/97                               12.5             12.125           12.5
12/15/97                              12.5             12.125           12.5
12/25/97                              13.375           13.125           13.25
1/6/98                                13.25            13.125           13.125
1/16/98                               12.8125          12.75            12.75
1/28/98                               12.8125          12.625           12.8125
2/9/98                                12.8125          12.75            12.75
2/19/98                               12.75            12.6875          12.6875
3/3/98                                12.875           12.75            12.8125
3/13/98                               12.875           12.875           12.875

                            Wandel & Goltermann Techs
                          Close Price Index Comparison
                           Weekly: 4/8/94 to 03/24/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    Close Price as a Percent of Start Period

                                                                       Network
                                    Wandel &          Nasdaq           Analysis
                                    Golterman         National         Comps
                                    ---------         --------         --------

 4/8/94                              1                1                1
 5/13/94                             0.988506         0.940381         0.973683
 6/17/94                             0.954023         0.942059         0.913465
 7/22/94                             0.885057         0.92439          0.942213
 8/26/94                             0.908046         0.977396         1.053499
 9/30/94                             1.103448         0.992301         1.124936
11/4/94                              1.229885         0.997532         1.282624
12/9/94                              1.241379         0.920344         1.192636
 1/13/95                             1.172414         0.97325          1.36339
 2/17/95                             1.321839         0.995854         1.429951
 3/24/95                             1.517241         1.025466         1.507163
 4/28/95                             1.310345         1.042641         1.439265
 6/2/95                              1.609195         1.070674         1.392112
 7/7/95                              0.977011         1.183891         1.580074
 8/11/95                             1.126437         1.217846         1.54656
 9/15/95                             1.114943         1.274109         1.675852
10/20/95                             0.91954          1.224163         1.724744
11/24/95                             0.873563         1.21449          1.650463
12/29/95                             0.977011         1.242326         1.517105
 2/2/96                              0.885057         1.262067         1.607439
 3/8/96                              1.172414         1.263646         1.514987
 4/12/96                             1.402299         1.332741         1.506896
 5/17/96                             1.655172         1.518014         1.816866
 6/21/96                             1.448276         1.415754         1.66609
 7/26/96                             1.298851         1.276182         1.45955
 8/30/96                             1.436782         1.356332         1.405531
10/4/96                              2                1.442997         1.527432
11/8/96                              1.862069         1.402428         1.595815
12/13/96                             2.735632         1.420492         1.729745
 1/17/97                             2.62069          1.487612         1.867071
 2/21/97                             2.16092          1.437469         1.655309
 3/28/97                             1.965517         1.334419         1.572882
 5/2/97                              1.218391         1.334123         1.532005
 6/6/97                              1.137931         1.485836         1.640366
 7/11/97                             0.896552         1.586911         1.835419
 8/15/97                             1.045977         1.620077         2.012873
 9/19/97                             1.08046          1.777021         2.321749
10/24/97                             0.948276         1.724904         2.188693
11/28/97                             1.126437         1.630737         2.127325
 1/2/98                              1.206897         1.599941         2.09493
 2/6/98                              1.178161         1.651268         2.152202
 3/13/98                             1.183908         1.742868         2.222544

                            Wandel & Goltermann Techs
                          Close Price Index Comparison
                           Weekly: 1/1/97 to 03/24/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    Close Price as a Percent of Start Period

                                                                      Network
                                    Wandel &         Nasdaq           Analysis
                                    Golterman        National         Comps
                                    ---------        --------         --------

 1/1/97                             1                1                1
 1/13/97                            0.991453         1.027281         1.038809
 1/23/97                            0.940171         1.05249          1.018228
 2/4/97                             0.923077         1.033497         1.024481
 2/14/97                            0.846154         1.032875         0.912651
 2/26/97                            0.803419         1.004213         0.920252
 3/10/97                            0.782051         0.999033         0.886896
 3/20/97                            0.752137         0.947925         0.863093
 4/1/97                             0.730769         0.908488         0.842947
 4/11/97                            0.376068         0.901996         0.82533
 4/23/97                            0.393162         0.883763         0.803367
 5/5/97                             0.470085         0.963672         0.884216
 5/15/97                            0.42735          0.98377          0.95588
 5/27/97                            0.412393         1.020305         0.906056
 6/6/97                             0.423077         1.039644         0.908339
 6/18/97                            0.388889         1.051454         0.910737
 6/30/97                            0.311966         1.07542          0.949763
 7/10/97                            0.32906          1.097244         0.989157
 7/22/97                            0.320513         1.124663         1.087488
 8/1/97                             0.34188          1.151184         1.155573
 8/13/97                            0.393162         1.143933         1.147621
 8/25/97                            0.410256         1.166724         1.141111
 9/4/97                             0.397436         1.194005         1.156762
 9/16/97                            0.401709         1.232406         1.258551
 9/26/97                            0.344017         1.241868         1.263709
10/8/97                             0.354701         1.286139         1.319468
10/20/97                            0.350427         1.244561         1.254386
10/30/97                            0.337607         1.140756         1.14732
11/11/97                            0.339744         1.154292         1.180653
11/21/97                            0.435897         1.163893         1.230357
12/3/97                             0.42735          1.142551         1.185243
12/15/97                            0.42735          1.076663         1.068261
12/25/97                            0.452991         1.066648         1.050697
 1/6/98                             0.448718         1.116997         1.127255
 1/16/98                            0.435897         1.088749         1.102503
 1/28/98                            0.438034         1.104772         1.061178
 2/9/98                             0.435897         1.155536         1.151812
 2/19/98                            0.433761         1.183369         1.175257
 3/3/98                             0.438034         1.194696         1.172967
 3/13/98                            0.440171         1.21949          1.174061

                                                                          Page 5
--------------------------------------------------------------------------------
                            Wandel & Goltermann Techs
                       Volume Distribution by Price Range
                           Weekly: 4/8/94 to 03/24/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                                   Percent
                                                                   Traded
                                                                   -------
8 to 12.4                                                           49.13%
12.4 to 16.8                                                        30.37%
16.8 to 21.2                                                        10.99%
21.2 to 25.6                                                         4.46%
25.6 to 30                                                           5.05%
--------------------------------------------------------------------------------

                                                                          Page 6
--------------------------------------------------------------------------------
                            Wandel & Goltermann Techs
                       Volume Distribution by Price Range
                            Daily: 1/1/97 to 03/24/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                                   Percent
                                                                   Traded
                                                                   -------
8 to 12.4                                                           61.35%
12.4 to 16.8                                                        21.85%
16.8 to 21.2                                                         0.60%
21.2 to 25.6                                                         7.52%
25.6 to 30                                                           8.635

The Robinson-Humphrey Company, LLC

                     Wandel & Goltermann Technologies, Inc.               Page 1
                         Shareholder Ownership Analysis
--------------------------------------------------------------------------------

                                                    Number of       As a Percent
                                                     Shares           of Total
                                                    ---------       ------------

Total Shares Outstanding                            5,287,778          100.0%

Institutional Ownership:
    WELLINGTON MANAGEMENT                             471,100            8.9%
    HATHAWAY & ASSOCIATES                             250,000            4.7%
    DIMENSIONAL FUND ADVS.                             175,400            3.3%
    ARDEN GROUP INC                                    24,050            0.5%
    TRAVELERS INC                                      14,450            0.3%
    BRANDYWINE ASSET MGMT.                              12,700            0.2%
    WORLD ASSET MANAGEMENT                              4,400            0.1%
                                                    ---------          -----

         Total Institutional Holdings                 952,100           18.0%

Insider Ownership:
    RICHARD E. POSPISIL                                 3,500            0.1%
    GERRY CHASTELET                                    32,458            0.6%
    SIDNEY TOPOL                                       12,467            0.2%
    E. JAY BOWERS                                       8,883            0.2%
    JOHN T. GOEHRKE                                     7,850            0.1%
    ADELBERT KUTHE                                      9,375            0.2%
                                                    ---------          -----

         Total Insider Holdings                        74,533            1.4%

         WG Holding                                 3,285,600           62.1%

         Total Retail Holdings ("Float")              975,545           18.4%



 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                      WGTI
                                      ----

Institutions                                                               18.0%
Insiders                                                                    1.4%
Retail Float                                                               18.4%
WG Holding                                                                 62.1%


----------
SOURCE: CDA SPECTRUM CORP. AND 10-K.

The Robinson-Humphrey Company, LLC

                     Wandel & Goltermann Technologies, Inc.               Page 1
                     Projected Income Statement Information
                          With Technology Acquisitions
                                  High Scenario
                  (In Thousands, Except for Per Share Amounts)

                                                                               Fiscal Year Ended September 30,
                                                             ---------------------------------------------------------------------
                                                                1998           1999           2000           2001           2002
                                                             ---------      ---------      ---------      ---------      ---------
Revenues:
    Nonaffiliates                                            $  39,700      $  56,000      $  74,400      $  96,700      $ 116,040
    Affiliates                                                  29,100         34,500         44,200         53,500         64,200
                                                             ---------      ---------      ---------      ---------      ---------
       Total Revenues                                           68,800         90,500        118,600        150,200        180,240
        % Revenue Growth                                          26.3%          31.5%          31.0%          26.6%          20.0%

Cost of Revenues                                                30,700         40,200         52,800         66,200         79,440
                                                             ---------      ---------      ---------      ---------      ---------

Gross Profit                                                    38,100         50,300         65,800         84,000        100,800
    Gross Profit Margin %                                         55.4%          55.6%          55.5%          55.9%          55.9%

Selling, General, and Administrative Expenses                   23,300         28,500         35,900         45,000         54,000
Product Development Expenses                                    12,300         15,500         18,500         20,300         24,360
Purchased Technology Write-off                                   6,300              0              0              0              0
                                                             ---------      ---------      ---------      ---------      ---------

    Operating Income (Loss) (1)                                 (3,800)         6,300         11,400         18,700         22,440
        Operating Income Margin %                                 (5.5%)          7.0%           9.6%          12.5%          12.5%

Interest Income                                                    300            500            800          1,200          1,400
                                                             ---------      ---------      ---------      ---------      ---------

    Income (Loss) Before Income Taxes                           (3,500)         6,800         12,200         19,900         23,840

Provision for Income Taxes                                        (500)        (1,700)        (3,300)        (5,400)        (6,469)
                                                             ---------      ---------      ---------      ---------      ---------

Net Income                                                   ($  4,000)     $   5,100      $   8,900      $  14,500      $  17,371
                                                             =========      =========      =========      =========      =========

    Net Income Margin %                                           (5.8%)          5.6%           7.5%           9.7%           9.6%

Per Share Data:

    Net Income                                               ($   0.76)     $    0.96      $    1.68      $    2.46      $    2.95
                                                             =========      =========      =========      =========      =========

    Net Income Excluding
         Purchased Technology Write-off                      $    0.44      $    0.96      $    1.68      $    2.46      $    2.95
                                                             =========      =========      =========      =========      =========

----------
(1) Excludes $6.3 million for contemplated write-downs of purchased technology in the second quarter of fiscal 1998.

The Robinson-Humphrey Company, LLC

                     Wandel & Goltermann Technologies, Inc.              Page 2
                            Projected Balance Sheets
                                  High Scenario
                             (Dollars in Thousands)
--------------------------------------------------------------------------------

                                                                       Sept.      Sept.      Sept.      Sept.      Sept.      Sept.
BALANCE SHEET DATA                                                     1997       1998       1999       2000       2001       2002
                                                                      -------    -------    -------    -------    -------    -------
Current Assets less Cash and Equivalents
       Receivables                                                    $11,002    $13,500    $16,000    $20,000    $27,000    $32,400
       Inventories                                                      5,596      5,900      6,500      7,300      9,500     11,400
       Other Current Assets                                             3,742      2,600      3,000      3,200      4,200      4,700
                                                                      -------    -------    -------    -------    -------    -------
                                                                       20,340     22,000     25,500     30,500     40,700     48,500
Current Liabilities less Current Debt
       Accounts Payable                                                 3,319      4,000      4,700      5,500      8,500     10,200
       Accrued Compensation                                             1,467      2,300      2,500      3,000      3,000      3,600
       Other Current Liabilities                                        1,847      2,400      3,000      3,500      4,000      4,800
                                                                      -------    -------    -------    -------    -------    -------
                                                                        6,633      8,700     10,200     12,000     15,500     18,600

Working Capital Less Cash and Equivalents and Current Debt            $13,707    $13,300    $15,300    $18,500    $25,200    $29,900

Depreciation and Amortization                                           1,766      1,779      2,500      3,700      4,300      5,160

Capital Expenditures                                                    1,144      2,779      3,000      4,000      4,600      5,520

The Robinson-Humphrey Company, LLC


                     Wandel & Goltermann Technologies, Inc.              Page 3
                     Projected Income Statement Information
                          With Technology Acquisitions
                                  Low Scenario
                  (In Thousands, Except for Per Share Amounts)

                                                                                Fiscal Year Ended September 30,
                                                             ---------------------------------------------------------------------
                                                                1998           1999           2000           2001           2002
                                                             ---------      ---------      ---------      ---------      ---------
Revenues:
    Nonaffiliates                                                   NA             NA             NA             NA             NA
    Affiliates                                                      NA             NA             NA             NA             NA
                                                             ---------      ---------      ---------      ---------      ---------
       Total Revenues                                        $  64,200      $  80,575      $  99,944      $ 121,913      $ 151,440

Cost of Revenues                                                30,264         37,677         46,050         55,287         67,530
                                                             ---------      ---------      ---------      ---------      ---------

Gross Profit                                                    33,936         42,898         53,894         66,626         83,910
    Gross Profit Margin %                                         52.9%          53.2%          53.9%          54.7%          55.4%

Selling, General, and Administrative Expenses                   22,051         25,777         31,252         37,061         46,038
Product Development Expenses                                    11,477         13,778         16,091         18,896         21,959
                                                             ---------      ---------      ---------      ---------      ---------

    Operating Income (Loss) (1)                                    408          3,343          6,551         10,669         15,913
        Operating Income Margin %                                  0.6%           4.1%           6.6%           8.8%          10.5%

Interest Income                                                    300            383            609            832            521
                                                             ---------      ---------      ---------      ---------      ---------

    Income (Loss) Before Income Taxes                              708          3,726          7,160         11,501         16,434

Provision for Income Taxes                                        (500)          (926)        (1,933)        (3,105)        (4,437)
                                                             ---------      ---------      ---------      ---------      ---------

Net Income                                                   $     208      $   2,800      $   5,227      $   8,396      $  11,997
                                                             =========      =========      =========      =========      =========

    Net Income Margin %                                            0.3%           3.5%           5.2%           6.9%           7.9%

Per Share Data:

    Net Income Excluding
         Purchased Technology Write-off                      $    0.04      $    0.53      $    0.99      $    1.42      $    2.04
                                                             =========      =========      =========      =========      =========

----------
(1) Excludes $6.3 million for contemplated write-downs of purchased technology in the second quarter of fiscal 1998.

The Robinson-Humphrey Company, LLC

                     Wandel & Goltermann Technologies, Inc.              Page 4
                            Projected Balance Sheets
                                  Low Scenario
                             (Dollars in Thousands)
--------------------------------------------------------------------------------

                                                                       Sept.      Sept.      Sept.      Sept.      Sept.      Sept.
BALANCE SHEET DATA                                                     1997       1998       1999       2000       2001       2002
                                                                      -------    -------    -------    -------    -------    -------
Current Assets less Cash and Equivalents
       Receivables                                                    $11,002    $12,561    $14,245    $16,854    $21,915    $27,223
       Inventories                                                      5,596      5,868      6,095      6,370      7,929      9,685
       Other Current Assets                                             3,742      2,600      3,000      3,200      4,200      5,513
                                                                      -------    -------    -------    -------    -------    -------
                                                                       20,340     21,029     23,340     26,424     34,044     42,421
Current Liabilities less Current Debt
       Accounts Payable                                                 3,319      3,978      4,407      4,799      7,095      8,666
       Accrued Compensation                                             1,467      1,789      2,234      2,582      2,545      3,138
       Other Current Liabilities                                        1,847      1,867      2,680      3,013      3,394      4,185
                                                                      -------    -------    -------    -------    -------    -------
                                                                        6,633      7,634      9,321     10,394     13,034     15,989

Working Capital Less Cash and Equivalents and Current Debt            $13,707    $13,395    $14,019    $16,030    $21,010    $26,432

Depreciation and Amortization                                           1,766      1,908      2,500      3,700      4,300      4,300

Capital Expenditures                                                    1,144      2,922      3,020      4,000      4,500      5,250

The Robinson-Humphrey Company, LLC

                     Wandel & Goltermann Technologies, Inc.              Page 5
                     Projected Income Statement Information
                                Average Scenario
                  (In Thousands, Except for Per Share Amounts)
--------------------------------------------------------------------------------

                                                                           Fiscal Year Ended September 30,
                                                    -------------------------------------------------------------------------------
                                                       1998             1999             2000             2001             2002
                                                    ---------        ---------        ---------        ---------        -----------
Nonaffiliates                                              NA               NA               NA               NA                 NA
Affiliates                                                 NA               NA               NA               NA                 NA
                                                    ---------        ---------        ---------        ---------        -----------
   Total Revenues                                   $  66,500        $  85,538        $ 109,272        $ 136,057        $   165,840

                                                       30,482           38,939           49,425           60,744             73,485
                                                    ---------        ---------        ---------        ---------        -----------

                                                       36,018           46,599           59,847           75,313             92,355
Gross Profit Margin %                                    54.2%            54.5%            54.8%            55.4%              55.7%

                                                       22,676           27,139           33,576           41,031             50,019
                                                       11,889           14,639           17,296           19,598             23,160
                                                    ---------        ---------        ---------        ---------        -----------

Operating Income (Loss) (1)                             1,454            4,822            8,976           14,685             19,177
     Operating Income Margin %                            2.2%             5.6%             8.2%            10.8%              11.6%

                                                          300              442              705            1,016                961
                                                    ---------        ---------        ---------        ---------        -----------

Income (Loss) Before Income Taxes                       1,754            5,263            9,680           15,701             20,137

                                                         (500)          (1,313)          (2,617)          (4,253)            (5,453)
                                                    ---------        ---------        ---------        ---------        -----------

                                                    $   1,254        $   3,950        $   7,064        $  11,448        $    14,684
                                                    =========        =========        =========        =========        ===========

Net Income Margin %                                       1.9%             4.6%             6.5%             8.4%               8.9%



Net Income Excluding
     Purchased Technology Write-off                 $    0.24        $    0.74        $    1.33        $    1.94        $      2.49
                                                    =========        =========        =========        =========        ===========

----------
(1) Excludes $6.3 million for contemplated write-downs of purchased technology in the second quarter of fiscal 1998.

The Robinson-Humphrey Company, LLC

                     Wandel & Goltermann Technologies, Inc.              Page 6
                            Projected Balance Sheets
                                Average Scenario
                             (Dollars in Thousands)
--------------------------------------------------------------------------------

                                                                        Sept.     Sept.      Sept.      Sept.      Sept.      Sept.
BALANCE SHEET DATA                                                      1997      1998       1999       2000       2001       2002
                                                                      -------    -------    -------    -------    -------    -------
Current Assets less Cash and Equivalents
       Receivables                                                    $11,002    $13,031    $15,123    $18,427    $24,458    $29,812
       Inventories                                                      5,596      5,884      6,298      6,835      8,715     10,543
       Other Current Assets                                             3,742      2,600      3,000      3,200      4,200      5,107
                                                                      -------    -------    -------    -------    -------    -------
                                                                       20,340     21,515     24,420     28,462     37,372     45,461
Current Liabilities less Current Debt
       Accounts Payable                                                 3,319      3,989      4,554      5,150      7,798      9,433
       Accrued Compensation                                             1,467      2,045      2,367      2,791      2,773      3,369
       Other Current Liabilities                                        1,847      2,134      2,840      3,257      3,697      4,493
                                                                      -------    -------    -------    -------    -------    -------
                                                                        6,633      8,167      9,761     11,197     14,267     17,295

Working Capital Less Cash and Equivalents and Current Debt            $13,707    $13,348    $14,660    $17,265    $23,105    $28,166

Depreciation and Amortization                                           1,766      1,844      2,500      3,700      4,300      4,730

Capital Expenditures                                                    1,144      2,851      3,010      4,000      4,550      5,385

The Robinson-Humphrey Company, LLC

                     Wandel & Goltermann Technologies, Inc.              Page 1
        Market Comparison of Selected Public Network Solutions Companies

                                                                                                           Earnings Per Share [1]
                                                                                                           -----------------------
                                                                      52 Week         Market                       Calendar
                                                          Latest      -------          Price     % of      -----------------------
Ticker  Exchange   Company                          FYE   Filing    High     Low      5/25/98    High      1997      1998     1999
------  --------   -------                          ---   ------    ----     ---      -------    ----      ----      ----     ----

Network Analysis Companies
ADAX    OTC     Applied Digital Access, Inc.          DC    9/97    $11.87   $3.62     $8.00     67.4%    ($0.22)   ($0.08)   $0.40
CCRD    OTC     Concord Communications Inc.           DC    9/97     30.37   14.62     23.75     78.2%     (0.02)     0.31     0.63
DIGL    OTC     Digital Lightwave Inc.                DC    9/97     23.75    3.06      4.75     20.0%     (0.23)     0.15       NA
HWP     NYSE    Hewlett-Packard                       OC    1/98     72.93   48.12     63.50     87.1%      2.94      3.47     3.37
NETA    OTC     Network Associates [2]                DC    9/97     78.50   41.12     64.63     82.3%      1.75      2.43     3.17
RDCMF   OTC     RADCOM Ltd.                           DC    9/97     11.87    4.75      4.94     41.6%      0.11      0.28     0.52
TKLC    OTC     Tekelec                               DC    9/97     49.37    9.00     42.75     86.6%      0.70      0.90     1.19
TEK     NYSE    Tektronix Inc.                        MY    11/97    48.18   33.18     46.94     97.4%      2.48      2.86       NA
        ----------------------------------------------------------------------------------------------------------------------------
        AVERAGE                                                                                  70.1%
        ============================================================================================================================

Network Management Companies
DYT     NYSE    Dynatech Corp. [3]                    MR    12/97    48.56   27.87     26.75     55.1%      2.38      2.94       NA
FLK     NYSE    Fluke Corp.                           AP    1/98     29.93   21.12     23.88     79.8%      1.61      1.65     1.94
GEN     NYSE    GenRad, Inc.                          DC    9/97     34.00   13.62     27.50     80.9%      1.25      1.48     1.88
KEI     NYSE    Keithley Instruments, Inc.            SP    12/97    12.37    7.50      8.13     65.7%      0.F0      0.F8       NA
MTST    OTC     MicroTest Inc.                        DC    9/97      8.12    3.37      5.50     67.7%      0.04      0.50       NA
OSII    OTC     Objective Systems Integrators Inc.    JE    12/97    15.62    3.37     13.94     89.2%     (0.96)     0.01       NA
RETX    NYSE    Retix                                 DC    9/97      7.62    3.37      5.00     65.6%     (0.21)       NA       NA
TCSI    OTC     TCSI Corporation                      DC    9/97      9.00    4.37      6.31     70.1%     (0.09)     0.03     0.24
TER     NYSE    Teradyne Inc.                         DC    9/97     59.18   26.37     38.00     64.2%      1.50      2.55     3.21

Network Equipment Providers
BAY     NYSE    Bay Networks Inc.                     JE    12/97    41.87   15.37     29.31     70.0%      0.74      0.90       NA
CS      NYSE    Cabletron Systems Inc.                FB    11/97    46.50   12.62     15.13     32.5%      1.34      0.33     1.14
CSCO    OTC     Cisco Systems Inc.                    JL    1/98     68.50   30.18     67.81     99.0%      1.54      1.94     2.34
COMS    OTC     3COM Corp                             MY    11/97    59.68   24.00     37.25     62.4%      1.10      0.83     1.73
        ----------------------------------------------------------------------------------------------------------------------------
        COMBINED AVERAGE                                                                         69.7%
        ============================================================================================================================
                   Wandel & Goltermann Technologies   SP    12/97   $23.75   $8.50    $15.31     64.5%    ($0.29)    $0.63[4] $1.04

                                                                   Price/Earnings Ratio
                                                                  ----------------------
                                                       5 Yr              Calendar
                                                       Growth     -----------------------    Shares      Market     Book     Market/
Ticker      Exchange   Company                         Rate [1]   1997    1998    1999     Outstanding   Cap'n      Value     Book
------      --------   -------                         --------   ----    ----    ----     -----------   ------     -----     ------
                                                                                               (MM)      ($MM)      ($MM)
Network Analysis Companies
ADAX    OTC        Applied Digital Access, Inc.        40.0%        NMx     NMx   20.0x        12.561     $100.5     $36.8      2.7x
CCRD    OTC        Concord Communications Inc.           NA         NM    76.6    37.7         11.941      283.6      25.6     11.1
DIGL    OTC        Digital Lightwave Inc.              50.0%        NM    31.7      NA         26.372      125.3      46.6      2.7
HWP     NYSE       Hewlett-Packard                     15.0%      21.6    18.3    16.4      1,030.000   65,405.0  16,384.0      4.0
NETA    OTC        Network Associates [2]              35.0%      36.9    26.6    20.4         68.923    4,454.2     418.2     10.7
RDCMF   OTC        RADCOM Ltd.                           NA       44.9*   17.6     9.5          9.596       47.4      24.1      2.0
TKLC    OTC        Tekelec                             50.0%      61.1    47.5    35.9         25.784    1,102.3      92.6     11.9
TEK     NYSE       Tektronix Inc.                      15.0%      18.9    16.4      NA         50.475    2,369.2     753.1      3.1
        ----------------------------------------------------------------------------------------------------------------------------
        AVERAGE                                        34.2%      34.6x   33.5x   23.3x
        ============================================================================================================================

Network Management Companies
DYT     NYSE       Dynatech Corp. [3]                  21.0%      11.2x     9.x     NAx        16.863      451.1     191.7      2.4x
FLK     NYSE       Fluke Corp.                         15.0%      14.8    14.5    12.3         18.389      439.0     222.3      2.0
GEN     NYSE       GenRad, Inc.                          NA       22.0    18.6    14.6         27.288      750.4     100.3      7.5
KEI     NYSE       Keithley Instruments, Inc.            NA       81.3    14.0      NA          7.827       63.6      33.6      1.9
MTST    OTC        MicroTest Inc.                      30.0%     137.5*   11.0      NA          8.202       45.1      31.5      1.4
OSII    OTC        Objective Systems Integrators Inc.  30.0%        NM      NM      NA         34.251      477.4      77.0      6.2
RETX    NYSE       Retix                               25.0%        NM      NA      NA         22.664      113.3      10.1     11.2
TCSI    OTC        TCSI Corporation                    30.0%        NM   210.4*   26.3         21.942      138.5      74.3      1.9
TER     NYSE       Teradyne Inc.                       22.0%      25.3    14.9    11.8         83.425    3,170.1     915.7      3.5

Network Equipment Providers
BAY     NYSE       Bay Networks Inc.                   25.0%      39.6    32.6      NA        219.776    6,442.2   1,463.0      4.4
CS      NYSE       Cabletron Systems Inc.              20.0%      11.3    45.8    13.3        158.208    2,392.9   1,238.6      1.9
CSCO    OTC        Cisco Systems Inc.                  30.0%      44.0    35.0    29.0      1,022.987   69,371.3   5,430.4     12.8
COMS    OTC        3COM Corp                           25.0%      33.9    44.9    21.5        354.562   13,207.4   2,476.5      5.3
        ----------------------------------------------------------------------------------------------------------------------------
        COMBINED AVERAGE                               28.1%      30.1x   27.9x   20.7x                                         5.3x
        ============================================================================================================================
                   Wandel & Goltermann Technologies    20.0%      NM x    24.3x   14.7x         5.288      $81.0     $24.[4]    3.4x

NA - Not Available
NM - Not Meaningful
* - excluded from average
F - Fiscal Year End Estimate

----------
[1] Earnings estimates are from First Call as of March 24, 1998 except for KEI which is from Bloomberg and TroubleShooter which was provided by the Company.
[2]  Formerly McAfee Associates prior to merger with Network General.
[3] Valuation based on closing price (12/19/97) prior to the announcement of the acquisition.
[4] Excludes $6.3 million contemplated write-off of purchased technology in calendar 1998 estimate. Balance sheet data is pro forma for write-off.

The Robinson-Humphrey Company, LLC

                     Wandel & Goltermann Technologies, Inc.              Page 2
        Market Comparison of Selected Public Network Solutions Companies



                                                                                              LTM
                                     Total        Total           Total       ---------------------------------------
Company                              Debt         Cash        Firm Value [1]  Revenues         Op. Inc.        EBITDA
-------                              ----         ----        --------------  --------         --------        ------
                                     ($MM)        ($MM)           ($MM)          ($MM)           ($MM)          ($MM)
Network Analysis Companies
Applied Digital Access, Inc.           $0.0        $13.6            $86.9         $29.6           ($5.4)         ($2.6)
Concord Communications Inc.             1.4         28.9            256.1          16.2            (2.1)          (1.6)
Digital Lightwave Inc.                  0.1         33.5             91.9          18.2             1.0            1.4
Hewlett-Packard                     4,540.0      4,910.0         65,035.0      44,416.0         4,362.0        5,994.0
Network Associates [2]                  0.0        269.2          4,184.9         577.8           185.8          203.3
RADCOM Ltd.                             0.8          8.7             39.5          17.4            (1.6)          (1.1)
Tekelec                                 0.0         46.1          1,056.2         105.8            17.5           22.0
Tektronix Inc.                        157.4        137.2          2,389.3       2,033.1           139.5          202.9
                 ------------------------------------------------------------------------------------------------------
                 AVERAGE
                 ======================================================================================================

Network Management Companies
Dynatech Corp. [3]                      0.3         47.6            403.8         456.9            67.7           85.7
Fluke Corp.                             0.8         37.5            402.3         441.0            46.5           62.1
GenRad, Inc.                            8.7         22.6            736.5         221.1            33.5           41.6
Keithley Instruments, Inc.             14.3          2.4             75.6         127.0             5.9           10.0
MicroTest Inc.                          0.0          7.7             37.4          49.1             2.2            4.1
Objective Systems Integrators Inc.      0.0         33.1            444.3          37.0           (51.8)         (44.5)
Retix                                   0.0         10.2            103.1          25.8           (11.0)          (9.0)
TCSI Corporation                        0.0         51.6             86.9          39.2           (11.2)          (6.4)
Teradyne Inc.                          22.6        168.4          3,024.3       1,115.9           107.6          164.7

Network Equipment Providers
Bay Networks Inc.                      98.7        773.4          5,767.5       2,302.1           215.9          374.5
Cabletron Systems Inc.                  0.0        421.6          1,971.3       1,446.4           298.0          360.5
Cisco Systems Inc.                      0.0      1,613.6         67,757.7       7,298.0         1,960.6        2,212.3
3COM Corp                             156.7      1,135.8         12,228.3       3,296.5           328.9          486.2
                 ------------------------------------------------------------------------------------------------------
                 COMBINED AVERAGE
                 ======================================================================================================

Wandel & Goltermann Technologies       $0.0         $7.[4]          $73.6         $53.4           ($2.5)         ($0.8)




                                                                                                       3 Year CAGR
                                                                       Firm Value to:              -------------------
                                      Operating    EBITDA     ------------------------------                       Net
Company                                 Margin     Margin     Revenues    Op. Inc.   EBITDA        Revenue       Income
-------                                 ------     ------     --------    --------   ------        -------       ------


Network Analysis Companies
Applied Digital Access, Inc.               NM         NM        2.94x        NMx         NMx        -17.2%          NM
Concord Communications Inc.                NM         NM       15.85*        NM          NM          48.9%          NM
Digital Lightwave Inc.                    5.5%       7.6%       5.06       92.3*       66.9*           NM           NM
Hewlett-Packard                           9.8%      13.5%       1.46       14.9        10.9          16.7%        13.2%
Network Associates [2]                   32.2%      35.2%       7.24       22.5        20.6          48.0%        62.9%
RADCOM Ltd.                                NM         NM        2.28         NM          NM         108.9%          NM
Tekelec                                  16.6%      20.8%       9.98*      60.2        47.9           8.6%          NM
Tektronix Inc.                            6.9%      10.0%       1.18       17.1        11.8          13.8%        18.6%
                 ------------------------------------------------------------------------------------------------------
                 AVERAGE                 14.2%      17.4%       3.36%      28.7x       22.8x         32.5%        34.6%
                 ======================================================================================================

Network Management Companies
Dynatech Corp. [3]                       14.8%      18.8%       0.x8        6.0x        4.7x         22.1%        52.0%
Fluke Corp.                              10.5%      14.1%       0.91        8.7         6.5           6.1%        25.1%
GenRad, Inc.                             15.2%      18.8%       3.33       22.0        17.7          11.4%       114.3%
Keithley Instruments, Inc.                4.7%       7.8%       0.59       12.8         7.6           6.1%       -50.8%*
MicroTest Inc.                            4.5%       8.3%       0.76       16.8         9.2          12.9%        23.2%
Objective Systems Integrators Inc.         NM         NM       12.00*        NM          NM          19.8%          NM
Retix                                      NM         NM        4.00         NM          NM         -27.4%          NM
TCSI Corporation                           NM         NM        2.22         NM          NM          22.2%          NM
Teradyne Inc.                             9.6%      14.8%       2.71       28.1        18.4          22.7%        10.7%

Network Equipment Providers
Bay Networks Inc.                         9.4%      16.3%       2.51       26.7        15.4          22.1%       -30.4%
Cabletron Systems Inc.                   20.6%      24.9%       1.36        6.6         5.5          29.9%        24.2%
Cisco Systems Inc.                       26.9%      30.3%       9.28       34.6        30.6          69.8%        51.6%
3COM Corp                                10.0%      14.7%       3.71       37.2        25.2          40.5%        42.2%
                 ------------------------------------------------------------------------------------------------------
                 COMBINED AVERAGE        13.1%      17.4%       2.79       22.6x       16.6x         24.3%        34.0%
                 ======================================================================================================

Wandel & Goltermann Technologies           NM         NM        1.08x        NMx         NMx          9.7%       -36.0%


NA - Not Available
NM - Not Meaningful
*  - excluded from average

[1]  Firm value equals market capitalization plus debt minus cash.
[2]  Pro forma for merger with Network General.
[3] Valuation based on closing price (12/19/97) prior to the announcement of the recapitalization.
[4] Pro forma for contemplated $6.3 million in cash used to fund technology acquisitions.

The Robinson-Humphrey Company, LLC                                       5/27/98

                     Wandel & Goltermann Technologies, Inc.               Page 3
   Implied Valuation Analysis Utilizing Average of Network Analysis Companies
                             (Dollars in Thousands)

                                                        Network Analysis Companies Average Multiple
                                                 ----------------------------------------------------------
                                                   Price /          Price /        Price /                                 Implied
                                                  Calendar         Calendar       Calendar                     Implied      Equity
                                     WGTI's         1997             1998           1999           Price /      Equity    Value Per
    Valuation Parameter              Value       Net Income       Net Income     Net Income      Book Value     Value     Share (4)
---------------------------------   -------      ----------       ----------     ----------      ----------    --------   ---------
Calendar 1997 Net Income            ($1,317)       34.6 x                                                            NM         NM
Calendar 1998 Net Income (1)          1,928                         33.5 x                                     $ 64,648     $11.89
Calendar 1999 Net Income              4,729                                         23.3 x                      110,275      20.28
Pro Forma 12/31/97 Book Value (1)    23,950                                                          6.0 x      144,098      26.50

                                                Network Analysis Companies Average Multiple
                                                -------------------------------------------
                                                  Firm             Firm           Firm             Less
                                    WGTI's       Value(2)/        Value(2)/      Value(2)/          Net
    Valuation Parameter              Value      LTM Revenues      LTM EBITDA      LTM EBIT        Debt (3)
---------------------------------   -------     ------------      ----------     ----------      ----------
Calendar 1997 Revenues              $53,351        3.36 x                                         ($7,395)     $186,615     $34.72
Calendar 1997 EBITDA                   (783)                        22.8 x                         (7,395)           NM         NM
Calendar 1997 EBIT                   (2,485)                                        28.7 x         (7,395)           NM         NM

                                                                                                  --------------------------------
                                                                                                  Average       $72,234     $13.28
                                                                                                  Median        $64,648     $11.89
                                                                                                  High         $186,615     $34.32
                                                                                                  Low                $0      $0.00
                                                                                                  --------------------------------

----------
*    Excluded from the average.

(1) Based on projections including technology acquisitions and excludes $6.3 million in purchased technology write-downs for fiscal 1998. Book value is adjusted for write-downs.
(2) Firm value equals market capitalization plus total debt and preferred stock minus cash and marketable securities.
(3) Net debt equals debt plus preferred stock less cash and marketable securities. Assumes cash outlay of $6.0 million for acquisitions (Tinwald and Network Intelligence) to be completed in the second quarter of fiscal 1998.
(4) Assumes 5,437,432 shares outstanding (including options using the treasury stock method).

The Robinson-Humphrey Company, LLC                                       5/27/98

                     Wandel & Goltermann Technologies, Inc.               Page 4
              Implied Valuation Analysis Utilizing Combined Average
                         Of Network Solutions Companies
                             (Dollars in Thousands)


                                                                  Combined Average Multiple
                                                 ----------------------------------------------------------
                                                   Price /          Price /        Price /                                 Implied
                                                  Calendar         Calendar       Calendar                     Implied      Equity
                                     WGTI's         1997             1998           1999           Price /      Equity    Value Per
    Valuation Parameter              Value       Net Income       Net Income     Net Income      Book Value     Value     Share (4)
---------------------------------   -------      ----------       ----------     ----------      ----------    --------   ---------
Calendar 1997 Net Income            ($1,317)       30.1x                                                             NM        NM
Calendar 1998 Net Income (1)          1,928                         27.9x                                       $53,872     $9.91
Calendar 1999 Net Income              4,729                                         20.7x                        97,769     17.98
Pro Forma 12/31/97 Book Value (1)    23,950                                                          5.3x       125,973     23.17
                                                         Combined Average Multiple
                                                -------------------------------------------
                                                  Firm             Firm           Firm             Less
                                    WGTI's       Value(2)/        Value(2)/      Value(2)/          Net
    Valuation Parameter              Value      LTM Revenues      LTM EBITDA      LTM EBIT        Debt (3)
---------------------------------   -------     ------------      ----------     ----------      ----------
Calendar 1997 Revenues              $53,351        2.79x                                             ($7,395)  $156,066     $28.70
Calendar 1997 EBITDA                   (783)                        16.6x                             (7,395)        NM         NM
Calendar 1997 EBIT                   (2,485)                                        22.4x             (7,395)        NM         NM


                                                                                                  --------------------------------
                                                                                                  Average       $61,954     $11.39
                                                                                                  Median        $53,872      $9.91
                                                                                                  High         $156,066     $28.70
                                                                                                  Low                $0      $0.00
                                                                                                  --------------------------------

----------
*    Excluded from the average.

(1) Based on projections including technology acquisitions and excludes $6.3 million in purchased technology write-downs for fiscal 1998. Book value is adjusted for write-downs.
(2) Firm value equals market capitalization plus total debt and preferred stock minus cash and marketable securities.
(3) Net debt equals debt plus preferred stock less cash and marketable securities. Assumes cash outlay of $6.0 million for acquisitions (Tinwald and Network Intelligence) to be completed in the second quarter of fiscal 1998.
(4) Assumes 5,437,432 shares outstanding (including options using the treasury stock method).


The Robinson-Humphrey Company, LLC
                                                                                                                              Page 1
                                               Wandel & Goltermann Technologies, Inc.
                                           Projected Cash Flows (Assumes Average Scenario)
                                                       (Dollars in Thousands)
------------------------------------------------------------------------------------------------------------------------------------

                                                    Sept.       Sept.        Sept.       Sept.       Sept.       Sept.      Terminal
Projections Used In Valuation:                      1997        1998         1999        2000        2001        2002        Value

Revenues
      Non-Affiliates                               $29,001          NA           NA          NA          NA          NA          NA
      Affiliates                                    25,454          NA           NA          NA          NA          NA          NA
                                                  --------    --------     --------    --------    --------    --------    --------
Total Revenues                                      54,455      66,500       85,538     109,272     136,057     165,840     165,840

Costs of Sales                                      24,381      30,482       38,939      49,425      60,744      73,485      73,485
                                                  --------    --------     --------    --------    --------    --------    --------

Gross Profit                                        30,074      36,018       46,599      59,847      75,313      92,355      92,355
      Gross Margin                                    55.2%       54.2%        54.5%       54.8%       55.4%       55.7%       55.7%

Expenses
      Selling                                        9,000          NA           NA          NA          NA          NA          NA
      Marketing                                      5,700          NA           NA          NA          NA          NA          NA
      Administrative                                 3,300          NA           NA          NA          NA          NA          NA
      Corporate/Trademark                            1,360          NA           NA          NA          NA          NA          NA
                                                  --------    --------     --------    --------    --------    --------    --------
Total SG&A                                          19,360      22,676       27,139      33,576      41,031      50,019      50,019

      Development                                   10,712      11,889       14,639      17,296      19,598      23,160      23,160

Total Operating Expenses                            30,072      34,565       41,777      50,871      60,628      73,178      73,178
      Operating Expenses                              55.2%       52.0%        48.8%       46.6%       44.6%       44.1%       44.1%

Operating Income (EBIT)                                  2       1,454        4,822       8,976      14,685      19,177      19,177
Inc. Taxes                                               0         414        1,203       2,427       3,978       5,193       5,193
                                                  --------    --------     --------    --------    --------    --------    --------

After Tax Operating Income                              $2      $1,040       $3,619      $6,549     $10,707     $13,984     $13,984
      Operating Margin                                 0.0%        1.6%         4.2%        6.0%        7.9%        8.4%        8.4%

CASH SOURCES
      After Tax Operating Income                        $2      $1,040       $3,619      $6,549     $10,707     $13,984     $13,984
      Depreciation and Amortization                  1,766       1,844        2,500       3,700       4,300       4,730       4,730
      Other Cash Sources                                 0           0            0           0           0           0           0
                                                  --------    --------     --------    --------    --------    --------    --------

TOTAL SOURCES                                       $1,768      $2,884       $6,119     $10,249     $15,007     $18,714     $18,714
                                                  ========    ========     ========    ========    ========    ========    ========

CASH USES
Capital Expenditures                                $1,144      $2,851       $3,010      $4,000      $4,550      $5,385      $5,385

      Increase in Current Assets Except Cash         1,360       1,175        2,906       4,041       8,911       8,089       8,089
      Increase in Current Liabilities Except Debt    1,157       1,535        1,593       1,437       3,070       3,027       3,027

Increase/(Decrease) in Net Working Capital             203        (360)       1,313       2,604       5,841       5,062       5,062
Other Cash Uses                                          0           0            0           0           0           0           0
                                                  --------    --------     --------    --------    --------    --------    --------
TOTAL USES                                          $1,347      $2,491       $4,323      $6,604     $10,391     $10,447     $10,447
                                                  ========    ========     ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------------------
FREE CASH FLOW                                                    $393       $1,796      $3,645      $4,616      $8,267      $8,267
====================================================================================================================================

                                                  ----------------------------------------------------------------------------------
                                                                    Discount Rate (WACC)         Present Value of Cash Flows
                                                  ----------------------------------------------------------------------------------
                                                                          15.00%                            $11,632
                                                                          17.50%                            $10,836
                                                                          20.00%                            $10,115
                                                                          22.50%                             $9,461
                                                                          25.00%                             $8,867
                                                                          27.50%                             $8,325
                                                  ----------------------------------------------------------------------------------

The Robinson-Humphrey Company, LLC
                                                                                                                              Page 2
                                               Wandel & Goltermann Technologies, Inc.
                                       Working Capital Assumptions (Assumes Average Scenario)
                                                       (Dollars in Thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Sept.     Sept.     Sept.     Sept.     Sept.     Sept.     Sept.
BALANCE SHEET DATA                                                 1996      1997      1998      1999      2000      2001      2002
                                                                 -------   -------   -------   -------   -------   -------   -------

Current Assets less Cash and Equivalents
             Receivables (Total)                                  13,216    11,002    13,031    15,123    18,427    24,458    29,812
             Inventories                                           4,695     5,596     5,884     6,298     6,835     8,715    10,543
             Other Current Assets                                  1,069     3,742     2,600     3,000     3,200     4,200     5,107
                                                                 -------   -------   -------   -------   -------   -------   -------
                                                                  18,980    20,340    21,515    24,421    28,462    37,373    45,462
Current Liabilities less Current Debt
             Accounts Payable (Total)                              2,277     3,319     3,989     4,554     5,150     7,798     9,433
             Accrued Compensation                                  1,855     1,467     2,045     2,367     2,791     2,773     3,369
             Other Current Liabilities                             1,344     1,847     2,134     2,840     3,257     3,697     4,493
                                                                 -------   -------   -------   -------   -------   -------   -------
                                                                   5,476     6,633     8,168     9,761    11,198    14,268    17,295

Working Capital Less Cash and Equivalents and Current Debt       $13,504   $13,707   $13,347   $14,660   $17,264   $23,105   $28,167

                        ------------------------------------------------------------------------------------------------------------
                        Change in Net Working Capital                         $203     ($360)   $1,313    $2,604    $5,841    $5,062
                        ------------------------------------------------------------------------------------------------------------


The Robinson-Humphrey Company, LLC
                                                                                                                              Page 3
                                               Wandel & Goltermann Technologies, Inc.
                       EBIT Multiple Methodology for Discounted Cash Flow Analysis (Assumes Average Scenario)
                                                       (Dollars in Thousands)

-----------------------------------------------------------------------------------------------------------------------------------
Weighted Average Cost of Capital (WACC)              15.00%        17.50%        20.00%        22.50%        25.00%        27.50%
-----------------------------------------------------------------------------------------------------------------------------------

Present Value of Cash Flows:                       $11,632       $10,836       $10,115        $9,461        $8,867        $8,325

-----------------------------------------------------------------------------------------------------------------------------------

Present Value of Terminal Value:
                                6.0 x              $61,358       $55,698       $50,663       $46,174       $42,161       $38,566
                                7.0                $71,585       $64,981       $59,107       $53,869       $49,188       $44,994
Multiple                        8.0                $81,811       $74,264       $67,551       $61,565       $56,215       $51,422
                                9.0                $92,037       $83,547       $75,995       $69,261       $63,242       $57,850
                               10.0               $102,264       $92,830       $84,439       $76,956       $70,268       $64,277
                               11.0               $112,490      $102,113       $92,883       $84,652       $77,295       $70,705

-----------------------------------------------------------------------------------------------------------------------------------

Total Value:
                                6.0 x              $72,991       $66,534       $60,778       $55,635       $51,028       $46,891
                                7.0                $83,217       $75,817       $69,222       $63,331       $58,055       $53,319
Multiple                        8.0                $93,443       $85,100       $77,666       $71,026       $65,081       $59,747
                                9.0               $103,670       $94,383       $86,110       $78,722       $72,108       $66,175
                               10.0               $113,896      $103,666       $94,554       $86,417       $79,135       $72,602
                               11.0               $124,122      $112,949      $102,998       $94,113       $86,162       $79,030

-----------------------------------------------------------------------------------------------------------------------------------

Equity Value:
                                6.0 x              $80,386       $73,929       $68,174       $63,030       $58,423       $54,287
                                7.0                $90,612       $83,212       $76,618       $70,726       $65,450       $60,715
Multiple                        8.0               $100,839       $92,495       $85,062       $78,422       $72,477       $67,142
                                9.0               $111,065      $101,778       $93,505       $86,117       $79,504       $73,570
                               10.0               $121,292      $111,061      $101,949       $93,813       $86,531       $79,998
                               11.0               $131,518      $120,345      $110,393      $101,509       $93,557       $86,426

-----------------------------------------------------------------------------------------------------------------------------------

Implied Total Value / Fiscal 1998 EBIT Multiple:
                                6.0 x                 50.2 x        45.8 x        41.8 x        38.3 x        35.1 x        32.2 x
                                7.0                   57.2          52.1          47.6          43.6          39.9          36.7
Multiple                        8.0                   64.3          58.5          53.4          48.8          44.8          41.1
                                9.0                   71.3          64.9          59.2          54.1          49.6          45.5
                               10.0                   78.3          71.3          65.0          59.4          54.4          49.9
                               11.0                   85.4          77.7          70.8          64.7          59.3          54.4
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------
                    SUMMARY:
--------------------------------------------------
WACC :                                      20.00%
Multiple:                                    8.00
EBIT Terminal Value:                      $19,177


Present Value of Cash Flows:              $10,115
Present Value of Terminal Value:          $67,551
                                      ------------
Total Value:                              $77,666
                                      ============

Plus: Cash  (1)                            $7,395
Less: Debt                                     $0
                                      ------------

Equity Value:                             $85,062
                                      ============
Equity Value per share:                    $15.64
--------------------------------------------------


(1)   Pro Forma as of 12/31/97.

The Robinson-Humphrey Company, LLC
                                                                                                                              Page 4
                                               Wandel & Goltermann Technologies, Inc.
                      EBITDA Multiple Methodology for Discounted Cash Flow Analysis (Assumes Average Scenario)
                                                       (Dollars in Thousands)

------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Cost of Capital (WACC)                 15.00%        17.50%        20.00%        22.50%        25.00%       27.50%
------------------------------------------------------------------------------------------------------------------------------------

Present Value of Cash Flows:                          $11,632       $10,836       $10,115        $9,461        $8,867       $8,325

------------------------------------------------------------------------------------------------------------------------------------

Present Value of Terminal Value:
                                4.0 x                 $50,995       $46,291       $42,106       $38,375       $35,040      $32,053
                                4.5                   $57,369       $52,077       $47,370       $43,172       $39,420      $36,059
                                5.0                   $63,744       $57,863       $52,633       $47,969       $43,800      $40,066
                                5.5                   $70,118       $63,650       $57,896       $52,766       $48,180      $44,072
Multiple                        6.0                   $76,492       $69,436       $63,160       $57,563       $52,560      $48,079
                                6.5                   $82,867       $75,222       $68,423       $62,359       $56,940      $52,085
                                7.0                   $89,241       $81,009       $73,686       $67,156       $61,320      $56,092

------------------------------------------------------------------------------------------------------------------------------------

Total Value:
                                4.0 x                 $62,627       $57,126       $52,221       $47,836       $43,907      $40,377
                                4.5                   $69,002       $62,913       $57,485       $52,633       $48,287      $44,384
                                5.0                   $75,376       $68,699       $62,748       $57,430       $52,667      $48,391
                                5.5                   $81,750       $74,485       $68,011       $62,227       $57,047      $52,397
Multiple                        6.0                   $88,125       $80,272       $73,274       $67,024       $61,427      $56,404
                                6.5                   $94,499       $86,058       $78,538       $71,821       $65,807      $60,410
                                7.0                  $100,873       $91,845       $83,801       $76,617       $70,187      $64,417

------------------------------------------------------------------------------------------------------------------------------------

Equity Value:
                                4.0 x                 $70,023       $64,522       $59,617       $55,232       $51,302      $47,773
                                4.5                   $76,397       $70,308       $64,880       $60,028       $55,682      $51,779
                                5.0                   $82,771       $76,095       $70,143       $64,825       $60,062      $55,786
                                5.5                   $89,146       $81,881       $75,407       $69,622       $64,442      $59,793
Multiple                        6.0                   $95,520       $87,667       $80,670       $74,419       $68,822      $63,799
                                6.5                  $101,894       $93,454       $85,933       $79,216       $73,202      $67,806
                                7.0                  $108,269       $99,240       $91,196       $84,013       $77,582      $71,812

------------------------------------------------------------------------------------------------------------------------------------

Implied Total Value / Fiscal 1998 EBITDA  Multiple:
                                4.0 x                    19.0 x        17.3 x        15.8 x        14.5 x        13.3 x       12.2 x
                                4.5                      20.9          19.1          17.4          16.0          14.6         13.5
                                5.0                      22.9          20.8          19.0          17.4          16.0         14.7
                                5.5                      24.8          22.6          20.6          18.9          17.3         15.9
Multiple                        6.0                      26.7          24.3          22.2          20.3          18.6         17.1
                                6.5                      28.7          26.1          23.8          21.8          20.0         18.3
                                7.0                      30.6          27.8          25.4          23.2          21.3         19.5
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------
                    SUMMARY:
-------------------------------------------------
WACC :                                     20.00%
Multiple:                                    6.0
EBITDA Terminal Value:                   $23,907



Present Value of Cash Flows:             $10,115
Present Value of Terminal Value:         $63,160
                                      -----------
Total Value:                             $73,274
                                      ===========

Plus: Cash  (1)                           $7,395
Less: Debt                                    $0
                                      -----------

Equity Value:                            $80,670
                                      ===========
Equity Value  per Share                   $14.84
-------------------------------------------------


(1)   Pro Forma as of 12/31/97.

The Robinson-Humphrey Company, LLC

                                               Wandel & Goltermann Technologies, Inc.
                  Terminal Free Cash Flow Methodology for Discounted Cash Flow Analysis (Assumes Average Scenario)
                                                       (Dollars in Thousands)

------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Cost of Capital (WACC)             15.00%         17.50%         20.00%        22.50%         25.00%        27.50%
------------------------------------------------------------------------------------------------------------------------------------

Present Value of Cash Flows:                      $11,632        $10,836        $10,115        $9,461         $8,867        $8,325

------------------------------------------------------------------------------------------------------------------------------------

Present Value of Terminal Value:

                                6.0%              $49,009        $34,813        $26,009       $20,112        $15,947       $12,891
                                6.5%              $51,894        $36,396        $26,973       $20,741        $16,378       $13,198
Growth rate                     7.0%              $55,139        $38,130        $28,011       $21,410        $16,833       $13,520
                                7.5%              $58,817        $40,037        $29,132       $22,124        $17,314       $13,858
                                8.0%              $63,021        $42,145        $30,346       $22,887        $17,824       $14,213


------------------------------------------------------------------------------------------------------------------------------------

Total Value:

                                6.0%              $60,641        $45,648        $36,124       $29,573        $24,814       $21,216
                                6.5%              $63,526        $47,232        $37,088       $30,202        $25,245       $21,523
Growth rate                     7.0%              $66,771        $48,965        $38,126       $30,871        $25,700       $21,845
                                7.5%              $70,449        $50,873        $39,247       $31,585        $26,181       $22,183
                                8.0%              $74,653        $52,981        $40,461       $32,348        $26,690       $22,538

------------------------------------------------------------------------------------------------------------------------------------

Equity Value:

                                6.0%              $68,037        $53,044        $43,520       $36,968        $32,209       $28,611
                                6.5%              $70,921        $54,627        $44,483       $37,597        $32,640       $28,918
Growth rate                     7.0%              $74,167        $56,361        $45,521       $38,266        $33,095       $29,240
                                7.5%              $77,845        $58,268        $46,642       $38,980        $33,576       $29,578
                                8.0%              $82,049        $60,377        $47,856       $39,743        $34,086       $29,934

------------------------------------------------------------------------------------------------------------------------------------

Implied Total Value / Fiscal 1998 EBIT Multiple:

                                6.0%                 41.7 x         31.4 x         24.8 x        20.3 x         17.1 x        14.6 x
                                6.5%                 43.7           32.5           25.5          20.8           17.4          14.8
Growth rate                     7.0%                 45.9           33.7           26.2          21.2           17.7          15.0
                                7.5%                 48.5           35.0           27.0          21.7           18.0          15.3
                                8.0%                 51.3           36.4           27.8          22.2           18.4          15.5
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------
                    SUMMARY:
--------------------------------------------------
WACC:                                       20.00%
Terminal Growth Rate:                        7.00%


Present Value of Cash Flows:              $10,115
Present Value of Terminal Value:          $28,011
                                       -----------
Total Value:                              $38,126
                                       ===========

Plus: Cash  (1)                            $7,395
Less: Debt                                     $0
                                       -----------

Equity Value:                             $45,521
                                       ===========
Equity Value per share                      $8.37
--------------------------------------------------




(1)   Pro Forma as of 12/31/97.

The Robinson-Humphrey Company, LLC

                     Wandel & Goltermann Technologies, Inc.              Page 1
                        Transaction Multiple Analysis for
                    Selected Mergers and Acquisitions in the
                     Network Solutions Industry Since 1/1/94

   Date       Date
Effective   Announced   Target                           Target Business Description           Acquiror
---------   ---------   ------                           ------------------------------        --------
03/30/94    01/25/94    Brightwork Development           Develop LAN mgmt software             McAfee Associates Inc
02/13/95    11/14/94    Powersoft Corp                   Develop software                      Sybase Inc
02/28/95    02/28/95    Extension Technology Corp        Dvlp digital network software         Microcom Inc
08/31/95    05/30/95    Saber Software Corp. [4]         Dvlp PC network mgmt software         McAfee Associates Inc
10/30/95    06/22/95    Frame Technology Corp            Develop publishing software           Adobe Systems Inc
08/15/95    08/15/95    Hotware Inc                      Develop networking software           Microtest Inc
03/04/96    01/31/96    Tivoli Systems Inc               Dvlp systems mgmt software            IBM Corp
02/20/96    02/20/96    Synergistic Solutions Inc        Develop software                      Dynatech Corp
03/25/96    03/07/96    Vycor Corp                       Dvlp integrated network syss          McAfee Associates Inc
08/01/96    04/29/96    Continuum Co Inc                 Develop computer software             Computer Sciences Corp
09/03/96    08/19/96    FSA Corp                         Pvd security commun services          McAfee Associates Inc
12/31/96    12/18/96    Itronix Corp(Telxon Corp)        Mnfr electric measuring equip         Dynatech Corp
06/26/97    04/10/97    Microcom, Inc.                   Mnfr data comm products               Compaq Computer Corp.
04/01/97    04/01/97    3DV Technology                   Develop computer software             Network General Corp
06/12/97    02/26/97    US Robotics Corp                 Mnfr commun products,systems          3Com Corp
06/30/97    03/31/97    Cascade Communications Corp      Mnfr frame relays                     Ascend Communications Inc
08/30/97    07/30/97    Cinco Networks Inc               Develop utilities software            Network General Corp
12/09/97    09/12/97    Unison Software Inc              Develop network mgmt software         Tivoli Systems Inc(IBM Corp)
12/01/97    10/13/97    Network General Corp             Pvd computer sys design svcs          McAfee Associates Inc
            12/22/97    Dynatech Corp                    Mnfr test,analysis products           Investor Group
            02/03/98    Netsation Corp.                  Develop network management software   Bay Networks, Inc.

                                                 Equity Value
                                                 as a Multiple of:
                                                 -----------------                         Firm Value as a Multiple of:
                                Transaction        Book       Net      Transaction       --------------------------------
 Target                        Equity Value       Value     Income    Firm Value [1]     Revenues   EBITDA [2]   EBIT [3]
 ------                        ------------       -----     ------    --------------     --------   ----------   --------
                                   ($MM)                                  ($MM)
Brightwork Development            $   10.3         6.5 x     24.6 x      $   10.0          1.36 x       NA x       14.0 x
Powersoft Corp                       827.7        13.0       63.7           790.8          7.39       36.2         41.8
Extension Technology Corp               NA          NA         NA              NA            NA         NA           NA
Saber Software Corp. [4]              61.0         4.1       85.0*           51.7          2.43         NA         66.6*
Frame Technology Corp                460.0         8.0       50.0           414.1          5.01       22.4         30.7
Hotware Inc                            0.5          NA         NA              NA            NA         NA           NA
Tivoli Systems Inc                   743.0        17.5*      306.7*         712.7         16.78*     144.8*       213.3*
Synergistic Solutions Inc               NA          NA         NA              NA            NA         NA           NA
Vycor Corp                             9.0          NA         NA              NA            NA         NA           NA
Continuum Co Inc                   1,300.0        11.7       52.1         1,299.0          2.60       19.0         29.2
FSA Corp                              22.2          NA         NA              NA            NA         NA           NA
Itronix Corp(Telxon Corp)             65.0        11.5       31.5            67.7          1.08       12.2         17.9
Microcom, Inc.                       262.0         2.4       55.9           267.5          1.52       14.6         29.4
3DV Technology                        20.0          NA         NA              NA            NA         NA           NA
US Robotics Corp                   7,346.8         8.5       26.2         7,425.0          2.98       15.8[5]      16.9
Cascade Communications Corp        2,603.3        10.8       34.8         2,472.6          6.59       18.6         21.3
Cinco Networks Inc                    27.0          NA         NA              NA            NA         NA           NA
Unison Software Inc                  179.5         5.8       33.3           156.9          3.68       19.2         20.2
Network General Corp                 918.5         6.0       27.5           823.7          3.21       12.6         15.5
Dynatech Corp                        826.7         4.7       21.1           804.5          1.94        9.9         12.6
Netsation Corp.                       11.6          NA         NA            11.6            NA         NA           NA
                               -----------------------------------------------------------------------------------------
                               AVERAGE             7.7x      38.2x                         3.32x      18.0x        22.7x
                               MEDIAN              8.0x      34.6x                         2.98x      18.6x        21.3x
                               =========================================================================================

----------
*    Excluded from the average.
NM - Not Meaningful
NA - Not Available

[1] Firm value equals equity value plus debt assumed minus cash and marketable securities, if disclosed.
[2] EBITDA equals operating income before interest, taxes, depreciation and amortization.
[3]  EBIT equals operating income before interest and taxes.
[4]  Equals annualized numbers from the six months ended June 30, 1995.
[5]  Includes annual depreciation and amortization only.

The Robinson-Humphrey Company, LLC                                      3/22/98

                     Wandel & Goltermann Technologies, Inc.              Page 2
 Implied Valuation Analysis Utilizing Network Solution M&A Transaction Multiples
                             (Dollars in Thousands)

                                                                 Average Multiple                                          Implied
                                                               ---------------------                                       Equity
                                                               Equity        Equity                        Implied          Value
                                   WGTI's                      Value/LTM      Value/                        Equity           Per
     Valuation Parameter           Value                       Net Income      Book                         Value         Share (4)
---------------------------------  ------                      ----------    -------                       -------        ---------
Calendar 1997 Net Income           ($1,317)                        38.2 x                                        NM             NM
Pro Forma 12/31/97 Book Value (1)   23,950                                    7.7 x                        $185,421         $34.10

                                                         Average Multiple
                                              ----------------------------------------
                                                 Firm            Firm         Firm         Less
                                   WGTI's      Value(2)/        Value(2)/    Value(2)/     Net
     Valuation Parameter           Value      LTM Revenues     LTM EBITDA    LTM EBIT     Debt(3)
---------------------------------  ------     --------------   ----------    ---------    -------
Calendar 1997 Revenues             $53,351       3.32 x                                    ($7,395)        $184,293         $33.89
Calendar 1997 EBITDA                  (783)                       18.0 x                    (7,395)              NM             NM
Calendar 1997 EBIT                  (2,485)                                    22.7 x       (7,395)              NM             NM
                                                                                                           --------         ------

                                                                                           ---------------------------------------
                                                                                           Average:         $73,943         $13.60
                                                                                           High:           $185,421         $34.10
                                                                                           Low:                  $0          $0.00
                                                                                           ---------------------------------------

----------

*    Excluded from average.

(1)  Adjusted $6.3 million for contemplated write-downs of purchased technology.
(2) Firm value equals equity value plus debt assumed minus cash and marketable securities, if disclosed.
(3) Net debt equals debt plus preferred stock less cash and marketable securities. Assumes cash outlay of $6.0 million for acquisitions (Tinwald and Network Intelligence) to be completed in the second quarter of fiscal 1998.
(4) Assumes 5,437,432 shares outstanding (includes outstanding options using the treasury stock method).

The Robinson-Humphrey Company, LLC

                     Wandel & Goltermann Technologies, Inc.              Page 3
         Selected M&A Transaction Premiums and Forward PE Multiples for
                 Public Network Solutions Companies Since 1/1/94

                                                                                            Price        Current     Forward
   Date        Date                                                                          Per           Year       Year
Announced    Effective   Target                         Acquiror                            Share         PE [1]     PE [1]
---------    ---------   ------                         --------                            -----         ------     -------

 02/13/95    11/14/94    Powersoft Corp                 Sybase Inc                          $77.40         66.7 x*    47.5 x*

 10/30/95    06/22/95    Frame Technology Corp          Adobe Systems Inc                    32.95         37.4       29.2

 03/04/96    01/31/96    Tivoli Systems Inc             IBM Corp                             47.50        182.7*     101.1*

 08/01/96    04/29/96    Continuum Co Inc               Computer Sciences Corp               61.72         34.9       29.0

 06/12/97    02/26/97    US Robotics Corp               3Com Corp                            68.50         20.9       15.7

 06/30/97    03/31/97    Cascade Communications Corp    Ascend Communications Inc            36.40         45.5       29.6

 12/09/97    09/12/97    Unison Software Inc            Tivoli Systems Inc(IBM Corp)         15.00         25.9       20.5

 06/26/97    04/10/97    Microcom Inc                   Compaq Computer Corp                 16.25         54.2       20.3

 12/01/97    10/13/97    Network General Corp           McAfee Associates Inc                24.98         33.3       24.3

             12/22/97    Dynatech Corp                  Investor Group                       47.75         20.4       15.9

                                                                                            ---------------------------------
                                                                                            AVERAGE        34.1 x      23.1 x
                                                                                            MEDIAN         36.2        26.6
                                                                                            =================================

                                    Premium                Premium                 Premium
                                     1 Day                  1 Week                 4 Weeks
                                    Prior To               Prior To               Prior To
                                  Announcement           Announcement            Announcement
Target                                Date                   Date                    Date
------                            ------------           ------------            ------------
Powersoft Corp                        26.1%                   22.4%                  33.2%

Frame Technology Corp                 25.5                    18.7                   49.8

Tivoli Systems Inc                    25.8                    25.0                   41.8

Continuum Co Inc                      36.0                    35.6                   45.2

US Robotics Corp                      11.4                    13.2                    0.4*

Cascade Communications Corp           28.3                    46.7                   21.1

Unison Software Inc                    9.1*                   25.0                   22.4

Microcom Inc                          54.8                    91.2*                  35.4

Network General Corp                  19.6                    25.3                   42.7

Dynatech Corp                         29.9                    37.2                   29.9

                      -----------------------------------------------------------------------
                      AVERAGE         28.6%                   27.7%                  35.7%
                      MEDIAN          26.0                    25.1                   34.3
                      =======================================================================

----------
Source: Securities Data Company, Inc.

* -  excluded from average

[1] Current and forward year EPS projections provided by IBES. Multiples based on price per share offered to the target at the time of the announcement.

The Robinson-Humphrey Company, LLC                                      3/22/98

                     Wandel & Goltermann Technologies, Inc.
       Implied Valuation Analysis Utilizing Network Solution M&A Premiums
                            and Forward PE Multiples
                    Projections With Technology Acquisitions
                             (Dollars in Thousands)





                                                                                Average Multiple                            Implied
                                                                          ---------------------------                       Equity
                                                                          Price/          Price/            Implied          Value
                                            WGTI's                        Current         Forward            Equity           Per
   Valuation Parameter                      Value                         Yr EPS          Yr EPS             Value         Share (1)
------------------------------------------  -------                       -------         -------           -------        ---------
Fiscal 1998 EPS Estimate (1)                 $0.24                         34.1 x                           $44,451          $8.18
Fiscal 1999 EPS Estimate                     $0.74                                         23.1 x            92,773          17.06

                                                                      Average Multiple
                                                        ---------------------------------------------
                                                          Premium         Premium         Premium
                                            WGTI's        One Day         One Week       Four Weeks
           Valuation Parameter              Value       Prior to Ann.   Prior to Ann.   Prior to Ann.
------------------------------------------  ------      -------------   -------------   -------------
Price One Day Prior to Announcement (3)     $10.00         28.6 %                                           $69,931         $12.86
Price One Week Prior to Announcement (3)      9.50                         27.7 %                            65,954          12.13
Price Four Weeks Prior to Announcement (3)   10.50                                          35.7 %           77,491          14.25

                                                                                                 ---------------------------------
                                                                                                 Average:   $70,120         $12.90
                                                                                                 Median:    $69,931         $12.86
                                                                                                 High:      $92,773         $17.06
                                                                                                 Low:       $44,451          $8.18
                                                                                                 =================================

----------

*    Excluded from average.

(1)  Excludes $6.3 million in purchased technology write-downs.
(2) Assumes 5,437,432 shares outstanding (includes outstanding options using treasury stock method).
(3)  Assumes announcement date on November 19, 1997.

The Robinson-Humphrey Company, LLC

                     Wandel & Goltermann Technologies, Inc.               Page 1
      Selected M&A Transaction Premiums for Minority Interest Acquisitions
                          in Going Private Transactions
                                 1/1/92 - 3/1/98

                                                                                                                          Value of
                                                                                                                        Transaction
  Date      Acquiror                         Target                             Target Business Description                ($MM)
  ----      --------                         ------                             ---------------------------             -----------
06/25/92    Katy Holdings                    Katy Industries Inc                Mnfr industrial machinery                 $ 190.047
07/14/92    WR Grace & Co                    Grace Energy Corp                  Contract drilling,oilfield svc              628.696
07/29/92    Investor Group                   Fretter Inc                        Home appliances, electronics                102.182
01/04/93    Investor Group                   United Medical Corp                Whl medical supplies                         19.473
02/19/93    National Mutual Insurance Co     Celina Financial Corp              Insurance agents                              7.482
03/08/93    Dundee Bancorp International     Avalon Corp(Corona Corp)           Oil and gas exploration, prodn               38.999
05/07/93    New Marvel Holdings Inc          Marvel Entertainment Group Inc     Publish comic books                         738.858
08/12/93    REMEC Inc                        Humphrey Inc                       Mnfr precision instruments                   10.302
09/01/93    Investor Group                   Forum Group Inc                    Own,operate nursing homes                   245.530
04/28/94    Investor Group                   Enquirer/Star Group Inc            Publish tabloid newspapers                 1067.888
09/13/94    Investor Group                   LDB Corp                           Mnfr mobile homes;whl carpets                17.766
11/15/94    Freeman Spogli & Co              Koll Management Services(Koll)     Real estate management svcs                 109.062
03/15/95    LinPac Mouldings Ltd             Ropak Corp                         Manufacture plastic containers               79.638
03/24/95    Dole Food Co Inc                 Castle & Cooke Homes Inc           Real estate development firm                525.031
04/28/95    Fleet Financial Group Inc,MA     Fleet Mortgage Group Inc           Mortgage bank;holding company              1742.003
05/19/95    BIC SA                           Bic Corp(BIC SA)                   Mnfr writing instruments                    906.058
08/02/95    Club Mediterranee SA             Club Med Inc                       Operate vacation resorts                    503.609
08/25/95    Berkshire Hathaway Inc.          GEICO Corp.                        Insurance and financial svcs               5441.824
08/30/95    Investor Group                   Syms Corp                          Own,op men's clothing store                 160.687
09/26/95    SCOR                             SCOR US Corp(SCOR SA)              Reinsurance holding company                 386.745
10/02/95    Genzyme Corp                     IG Laboratories Inc                Operate medical laboratories                 71.294
11/06/95    Investor Group                   NPC International Inc              Own and operate restaurants                 298.189
12/11/95    COBE Laboratories(Gambro AB)     REN Corp-USA(COBE Labs Inc)        Own,op kidney dialysis centers              388.346
03/29/96    Equity Holdings Ltd              Great American Mgmt & Invt Inc     Invt advice and financial svcs              746.409
05/27/96    Novartis AG                      SyStemix Inc(Sandoz AG)            Mnfr,dvlp cellular processes                401.596
06/21/96    Seaboard Acquisition Partners    Seaboard Oil Co                    Oil and gas exploration,prodn                10.769
09/17/96    Chemed Corp                      Roto-Rooter Inc(Chemed Corp)       Provide plumbing services,prod              220.326
09/30/96    CUS Acquisition Inc              Customedix Corp                    Mnfr dental, medical products                15.103
10/03/96    Electromagnetic Sciences         LXE                                Radio control devices                        13.500
10/10/96    Renco Group Inc                  WCI Steel Inc(Renco Group Inc)     Manufacture steel                           437.182
11/13/96    Monsanto Co                      Calgene Inc                        Own and operate greenhouse                  584.080
11/20/96    Andrews Group Inc                Toy Biz Inc                        Mnfr games and toys                         452.237
11/27/96    JW Childs Equity Partners LP     Central Tractor Farm & Country     Own,op tractor,hardware stores              169.606
01/21/97    Mafco Holdings Inc               Mafco Consolidated Grp(Mafco)      Mnfr cosmetics,beauty products              980.318

                                                             Premium         Premium          Premium
                                                              1 Day          1 Week           4 Weeks
                                                 Price       Prior To        Prior To         Prior To
                                      Percent     Per      Announcement    Announcement     Announcement
Target                                Sought     Share         Date            Date             Date
------                                ------     -----     ------------    ------------     ------------
Katy Industries Inc                   48.1%      $25.75        53.7%           51.5%            46.1%
Grace Energy Corp                     16.6%       19.00        24.6            21.6              7.8
Fretter Inc                           24.0%        4.00        77.8           100.0             52.4
United Medical Corp                   48.0%        9.50        49.0            52.0             49.0
Celina Financial Corp                 44.4%        5.80        16.0            36.5             36.5
Avalon Corp(Corona Corp)              16.5%        3.75        42.9            42.9             50.0
Marvel Entertainment Group Inc        20.7%       30.00        53.8            42.9             58.9
Humphrey Inc                          48.5%        6.00        18.5            14.3             45.5
Forum Group Inc                       35.7%        3.62       106.9            70.4            106.9
Enquirer/Star Group Inc               43.0%       17.50        20.7            20.7              7.7
LDB Corp                              31.0%        7.50        42.9            42.9             42.9
Koll Management Services(Koll)        48.0%       33.20       107.5           107.5            114.2
Ropak Corp                            45.2%       11.00         4.8             6.0              4.8
Castle & Cooke Homes Inc              18.3%       15.75        35.5            41.6             55.6
Fleet Mortgage Group Inc              19.0%       20.00        19.4            18.5             18.5
Bic Corp(BIC SA)                      22.0%       40.50        13.3            12.5             28.6
Club Med Inc                          33.0%       32.00        41.4            39.9             44.6
GEICO Corp.                           47.6%       70.00        25.6            23.1             25.3
Syms Corp                             22.0%        8.75        11.1             9.4             25.0
SCOR US Corp(SCOR SA)                 20.0%       15.25        37.1            35.6             38.6
IG Laboratories Inc                   34.9%        7.00        43.6            86.7            143.5
NPC International Inc                 38.0%        9.00        44.0            44.0             33.3
REN Corp-USA(COBE Labs Inc)           48.4%       20.00        27.0            20.3             26.0
Great American Mgmt & Invt Inc        12.1%       50.00         2.6             4.2              3.6
SyStemix Inc(Sandoz AG)               26.3%       19.50         4.7            69.6             59.2
Seaboard Oil Co                       29.0%        9.75        11.4            11.4             39.3
Roto-Rooter Inc(Chemed Corp)          45.1%       41.00        12.3            12.3             11.2
Customedix Corp                       45.4%        2.38        22.6            26.7              5.6
LXE                                   28.0%       13.13        22.1            14.1             19.3
WCI Steel Inc(Renco Group Inc)        15.5%       10.00        17.6            29.0             77.8
Calgene Inc                            9.4%        8.00        64.1            80.3             39.1
Toy Biz Inc                           33.0%       22.50        29.5            25.9             20.0
Central Tractor Farm & Country        34.6%       14.25        17.5            17.5             18.8
Mafco Consolidated Grp(Mafco)         15.0%       33.50        23.5            23.5             27.6

The Robinson-Humphrey Company, LLC

                     Wandel & Goltermann Technologies, Inc.               Page 2
      Selected M&A Transaction Premiums for Minority Interest Acquisitions
                          in Going Private Transactions
                                 1/1/92 - 3/1/98

                                                                                                                          Value of
                                                                                                                        Transaction
  Date      Acquiror                         Target                             Target Business Description                ($MM)
  ----      --------                         ------                             ---------------------------             -----------
01/24/97    National Patent Development      General Physics Corp               Provide training services                    70.360
07/15/97    Anthem Inc                       Acordia Inc(Anthem Inc)            Pvd insurance brokerage svcs                633.961
09/05/97    Gold Kist                        Golden Poultry Company             Poultry Processing                          230.600
12/16/97    Orion Capital Corp               Guaranty National Corp             Insurance company                           647.411
 Pending    Texas Industries Inc             Chaparral Steel Co                 Mnfr primary steel products                 519.310
 Pending    Rayonier Inc                     Rayonier Timberlands LP            Own,op timber tracts                         65.800
 Pending    Koninklijke KNP BT NV            BT Office Products Intl Inc        Whl office stationary,supplies              105.400


                                                             Premium         Premium          Premium
                                                              1 Day          1 Week           4 Weeks
                                                 Price       Prior To        Prior To         Prior To
                                      Percent     Per      Announcement    Announcement     Announcement
Target                                Sought     Share         Date            Date             Date
------                                ------     -----     ------------    ------------     ------------
General Physics Corp                  48.0%       5.10        16.6            31.6             36.0
Acordia Inc(Anthem Inc)               39.2%      40.00        12.7            11.5             26.0
Golden Poultry Company                25.5%      14.25        28.1            31.0             29.5
Guaranty National Corp                22.7%      36.00        10.8            23.9             27.7
Chaparral Steel Co                    18.7%      15.50        20.4            25.3             29.2
Rayonier Timberlands LP               25.3%      13.00        11.2            25.3             17.5
BT Office Products Intl Inc           30.0%      10.50         1.2            36.6             36.6

               -----------------------------------------------------------------------------------------
               AVERAGE                31.1%                   30.4%           35.1%            38.7%
               MEDIAN                 30.0%                   22.6%           26.7%            33.3%
               HIGH                   48.5%                  107.5%          107.5%           143.5%
               LOW                     9.4%                    1.3%            4.2%             3.6%
               =========================================================================================

Source: Securities Data Company, Inc.

The Robinson-Humphrey Company, LLC

                     Wandel & Goltermann Technologies, Inc.               Page 3
           Implied Valuation Analysis Utilizing Selected Premiums From
                  Minority Interest/Going Private Transactions
                             (Dollars in Thousands)


                                                                                                                          Implied
                                                                        Average Premium                                    Equity
                                                      ---------------------------------------------------     Implied      Value
                                            WGTI's       1 Day Prior      1 Week Prior      4 Weeks Prior      Equity       Per
      Valuation Parameter [1]               Value     To Announcement   To Announcement   To Announcement      Value      Share [2]
-----------------------------------------   ------    ---------------   ---------------   ---------------     -------     ---------
Stock Price 1 Day Prior to Announcement     $10.00         30.4 %                                              $70,897     $13.04
Stock Price 1 Week Prior to Announcement      9.50                           35.1 %                             69,801      12.84
Stock Price 4 Weeks Prior to Announcement    10.50                                              38.7 %          79,173      14.56

                                                                                                -----------------------------------
                                                                                                Average:       $73,291     $13.48
                                                                                                Median:        $70,897     $13.04
                                                                                                High:          $79,173     $14.56
                                                                                                Low:           $69,801     $12.84
                                                                                                ===================================

----------
*    Excluded from the unweighted average.

[1] Press release announcing potential acquisition was made on November 19, 1997.
[2] Assumes 5,437,432 shares outstanding (includes outstanding options under treasury stock method).